                                                                    EXHIBIT 99.1


                                                                  APRIL 24, 2003


               HELMERICH & PAYNE ANNOUNCES SECOND QUARTER EARNINGS

         TULSA, OK. -- HELMERICH & PAYNE, INC. ANNOUNCED NET INCOME OF $2,574,000 ($0.05 PER DILUTED SHARE) FROM REVENUES OF $126,320,000 FOR THE SECOND QUARTER ENDED MARCH 31, 2003, COMPARED WITH NET INCOME FROM CONTINUING OPERATIONS OF $8,129,000 ($0.16 PER DILUTED SHARE) FROM REVENUES OF $132,344,000 FOR THE SECOND QUARTER OF THE PRIOR FISCAL YEAR. NET INCOME FOR THE FIRST SIX MONTHS OF THIS FISCAL YEAR TOTALED $3,181,000 ($0.06 PER DILUTED SHARE) FROM REVENUES OF $239,633,000, COMPARED WITH NET INCOME FROM CONTINUING OPERATIONS OF $26,256,000 ($0.52 PER DILUTED SHARE) FROM REVENUES OF $276,227,000 FOR THE SAME PERIOD LAST YEAR. LAST YEAR'S NET INCOME FROM CIMAREX ENERGY CO. (THE COMPANY'S FORMER EXPLORATION AND PRODUCTION COMPANY THAT WAS SPUN OFF SEPTEMBER 30, 2002) IS REPORTED AS INCOME FROM DISCONTINUED OPERATIONS OF AN ADDITIONAL $0.06 AND $0.01 PER DILUTED SHARE FOR THE THREE AND SIX MONTHS PERIOD ENDING MARCH 31, 2002.

         TOTAL SECOND QUARTER NET INCOME FOR THE COMPANY WAS DOWN COMPARED TO LAST YEAR'S SECOND QUARTER DUE TO HIGHER DEPRECIATION, INTEREST AND G&A EXPENSES, LOWER DAYRATES AND MARGINS IN THE COMPANY'S U.S. LAND RIG BUSINESS, AND LOWER RIG UTILIZATIONS IN THE COMPANY'S U.S. OFFSHORE PLATFORM AND INTERNATIONAL BUSINESSES. SECOND QUARTER NET INCOME WAS UP SEQUENTIALLY DUE TO REDUCED COSTS IN THE COMPANY'S U.S. LAND RIG OPERATIONS, IMPROVED MARGINS IN ITS U.S. PLATFORM RIG BUSINESS, AND IMPROVED UTILIZATION IN ITS INTERNATIONAL LAND RIG OPERATIONS. (SEE ACCOMPANYING FINANCIALS FOR SPECIFIC OPERATING STATISTICS.)

         IN THE COMPANY'S INTERNATIONAL RIG BUSINESS, ADDITIONAL RIGS WORKING IN VENEZUELA AND COLOMBIA HELPED PUSH RIG UTILIZATION AND OPERATING PROFITS UP SLIGHTLY FROM THE PREVIOUS QUARTER. THE COMPANY CURRENTLY HAS FIVE RIGS WORKING IN ITS VENEZUELA OPERATION, ONE IN COLOMBIA, SEVEN IN ECUADOR, ONE IN BOLIVIA, AND A LABOR CONTRACT OFFSHORE EQUATORIAL GUINEA. THE COMPANY PLANS DURING THE CURRENT QUARTER TO SEND ONE LAND RIG FROM ITS U.S. FLEET TO HUNGARY ON A SHORT-TERM CONTRACT. THE COMPANY ALSO RECENTLY SOLD THREE SMALL INACTIVE RIGS LOCATED IN THE LAKE MARACAIBO REGION OF VENEZUELA.

         TOTAL DEPRECIATION EXPENSE FOR THE SECOND QUARTER WAS $19,943,000, COMPARED WITH $15,046,000 FOR LAST YEAR'S SECOND QUARTER AND $18,236,000 FOR THE FIRST QUARTER OF FISCAL YEAR 2003. THE INCREASE WAS PRIMARILY DUE TO THE COMPLETION OF CONSTRUCTION OF APPROXIMATELY TWO FLEXRIGS(TM)* EACH MONTH SINCE JUNE 2002. THE COMPANY INCURRED HIGHER INTEREST EXPENSE IN THE SECOND QUARTER COMPARED WITH LAST YEAR'S SECOND QUARTER AND THE PREVIOUS QUARTER DUE TO THE PLACEMENT OF $200,000,000 OF INTERMEDIATE TERM DEBT, HALF OF WHICH WAS PLACED ON AUGUST 15, 2002, AND THE OTHER HALF PLACED ON OCTOBER 15, 2002. GENERAL AND ADMINISTRATIVE EXPENSES WERE HIGHER IN THE CURRENT YEAR'S SECOND QUARTER COMPARED WITH LAST YEAR'S SECOND QUARTER MAINLY DUE TO INCREASES IN PENSION AND HEALTH INSURANCE COSTS, AND UP SEQUENTIALLY DUE TO HIGHER PAYROLL AND ASSOCIATED EMPLOYEE BENEFIT COSTS.

*FLEXRIG(TM) HEREINAFTER REFERRED TO AS FLEXRIG

                                     (OVER)

PAGE 2
APRIL 24, 2003
NEWS RELEASE


         COMPANY PRESIDENT AND C.E.O., HANS HELMERICH COMMENTED, "AT THE END OF THE QUARTER, INDUSTRY RIG COUNTS WERE FINALLY RESPONDING TO THE STRONG NATURAL GAS FUNDAMENTALS. WE ANTICIPATE THAT BETTER COST CONTAINMENT AND IMPROVING DAYRATES WILL ADD TO OUR OPERATING MARGINS. UNFORTUNATELY, THE SOFTNESS IN THE GULF OF MEXICO PLATFORM MARKET AND THE INTERNATIONAL DRILLING MARKETS HAMPER EARNINGS AS THEY WILL BE SLOWER TO RECOVER."

         THE COMPANY DID NOT ALTER THE EARNINGS GUIDANCE IT PROVIDED THE PREVIOUS QUARTER, WHICH WAS FOR ONLY SLIGHT IMPROVEMENT IN EARNINGS FOR ITS THIRD AND FOURTH QUARTERS.

         HELMERICH & PAYNE, INC. (HP/NYSE) IS A CONTRACT DRILLING COMPANY THAT OWNS 78 U.S. LAND RIGS, 12 U.S. PLATFORM RIGS LOCATED IN THE GULF OF MEXICO, AND 31 INTERNATIONAL LAND RIGS, OR A TOTAL OF 121 RIGS. OF THE 78 U.S. LAND RIGS CURRENTLY AVAILABLE, 38 ARE H&P-DESIGNED FLEXRIGS. THE COMPANY IS SCHEDULED TO COMPLETE THE CONSTRUCTION OF AN ADDITIONAL FOUR FLEXRIGS TO BE PUT IN SERVICE BY JUNE 2003.

         HELMERICH & PAYNE, INC.'S CONFERENCE CALL/WEBCAST IS SCHEDULED FOR THIS AFTERNOON AT 3:30 ET (2:30 CT). GO TO
HTTP://WWW.FIRSTCALLEVENTS.COM/SERVICE/AJWZ378570134GF12.HTML. IF YOU ARE UNABLE TO PARTICIPATE DURING THE LIVE WEBCAST, THE CALL WILL BE ARCHIVED FOR 60 DAYS ON THE WEBSITE LISTED ABOVE AS WELL AS ON H&P'S WEBSITE AT WWW.HPINC.COM.

          THE INFORMATION TO BE DISCLOSED IN THE CONFERENCE CALL AND WEBCAST SHALL INCLUDE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, AS DISCLOSED BY H&P FROM TIME TO TIME IN ITS FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. AS A RESULT OF THESE FACTORS, H&P'S ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE INDICATED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS.

                                                             CONTACT: DOUG FEARS
                                                                  (918) 748-5208

                                     (MORE)

PAGE 3
APRIL 24, 2003
NEWS RELEASE

                             HELMERICH & PAYNE, INC.

                                    UNAUDITED

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                 THREE MONTHS ENDED            SIX MONTHS ENDED
                                                       MARCH 31                    MARCH 31
                                                2003           2002           2003           2002
                                             ----------     ----------     ----------     ----------
CONSOLIDATED STATEMENTS OF INCOME

REVENUES:

 Operating revenues(A)                       $  125,291     $  130,816     $  237,814     $  273,392
 Income from investments                          1,029          1,528          1,819          2,835
                                             ----------     ----------     ----------     ----------
                                                126,320        132,344        239,633        276,227
                                             ----------     ----------     ----------     ----------

COST AND EXPENSES:
 Operating costs(A)                              91,314         97,477        177,164        193,649
 Depreciation                                    19,943         15,046         38,179         28,879
 General and administrative                       7,575          6,117         13,761         10,600
 Interest                                         3,032            338          5,802            730
                                             ----------     ----------     ----------     ----------
                                                121,864        118,978        234,906        233,858
                                             ----------     ----------     ----------     ----------

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES AND EQUITY IN INCOME
OF AFFILIATES                                     4,456         13,366          4,727         42,369

PROVISION FOR INCOME TAXES                        1,915          6,007          2,032         17,975
EQUITY IN INCOME OF AFFILIATES,
  net of income taxes                                33            770            486          1,862
                                             ----------     ----------     ----------     ----------
INCOME FROM CONTINUING OPERATIONS                 2,574          8,129          3,181         26,256
INCOME FROM DISCONTINUED OPERATIONS                  --          2,743             --            220
                                             ----------     ----------     ----------     ----------
NET INCOME                                   $    2,574     $   10,872     $    3,181     $   26,476
                                             ==========     ==========     ==========     ==========

BASIC EARNINGS PER COMMON SHARE:
 INCOME FROM CONTINUING OPERATIONS           $     0.05     $     0.16     $     0.06     $     0.52
 INCOME FROM DISCONTINUED OPERATIONS                 --           0.06             --           0.01
                                                            ----------     ----------     ----------
 NET INCOME                                  $     0.05     $     0.22     $     0.06     $     0.53
                                             ==========     ==========     ==========     ==========

DILUTED EARNINGS PER COMMON SHARE:
 INCOME FROM CONTINUING OPERATIONS           $     0.05     $     0.16     $     0.06     $     0.52
 INCOME FROM DISCONTINUED OPERATIONS                 --           0.06             --           0.01
                                             ----------     ----------     ----------     ----------
 NET INCOME                                  $     0.05     $     0.22     $     0.06     $     0.53
                                             ==========     ==========     ==========     ==========


Average common shares outstanding:

 Basic                                           50,023         49,788         50,001         49,762
 Diluted                                         50,539         50,265         50,503         50,171



                                     (more)

PAGE 4
APRIL 24, 2003
NEWS RELEASE

                             HELMERICH & PAYNE, INC.

                                    UNAUDITED

                                 (IN THOUSANDS)

                                              THREE MONTHS ENDED               SIX MONTHS ENDED
                                                  MARCH 31                         MARCH 31
                                             2003            2002            2003            2002
                                          ----------      ----------      ----------      ----------
FINANCIAL RESULTS - LINES OF BUSINESS

SALES AND OTHER REVENUES(A):

    Contract Drilling - Domestic          $   93,491      $   85,728      $  180,240      $  183,386
    Contract Drilling - International         29,451          43,546          52,975          85,955
                                          ----------      ----------      ----------      ----------
         Total Contract Drilling             122,942         129,274         233,215         269,341
                                          ----------      ----------      ----------      ----------

    Real Estate Division                       2,517           1,965           4,748           4,460
    Investments Income                         1,029           1,528           1,819           2,835
    Other Revenues                              (168)           (423)           (149)           (409)
                                          ----------      ----------      ----------      ----------
         Total Revenues                   $  126,320      $  132,344      $  239,633      $  276,227
                                          ==========      ==========      ==========      ==========

OPERATING PROFIT:

    Contract Drilling - Domestic          $   12,267      $   13,533      $   20,893      $   41,349
    Contract Drilling - International          1,248           4,416             656           8,293
                                          ----------      ----------      ----------      ----------
     Total Contract Drilling Division         13,515          17,949          21,549          49,642
                                          ----------      ----------      ----------      ----------

    Real Estate Division                       1,360           1,336           2,526           2,733
                                          ----------      ----------      ----------      ----------
     Total Operating Profit                   14,875          19,285          24,075          52,375
                                          ----------      ----------      ----------      ----------

OTHER                                        (10,419)         (5,919)        (19,348)        (10,006)

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES AND EQUITY
                                          ----------      ----------      ----------      ----------
IN INCOME OF AFFILIATES                   $    4,456      $   13,366      $    4,727      $   42,369
                                          ==========      ==========      ==========      ==========



(A) The Company accounts for reimbursement of "out-of-pocket" expenses in accordance with Emerging Issues Task Force (EITF) No. 01-14, "Income Statement Characterization of Reimbursements Received for Out-of-Pocket Expenses Incurred." EITF 01-14 requires that reimbursements received be included in operating revenues and "out-of-pocket" expenses be included in direct costs. Accordingly, such reimbursements and expenses have been appropriately classified, resulting in revenues and operating costs for the three and six month periods ending March 31, 2002 increasing from previously reported amounts by $11.4 million and $20.3 million, respectively. These reclassifications had no impact on net income.

                                     (more)

PAGE 5
APRIL 24, 2003
NEWS RELEASE

                            HELMERICH & PAYNE, INC.
                                   UNAUDITED
                                 (IN THOUSANDS)

                                                               3/31/03        09/30/02
                                                              ----------     ----------
CONSOLIDATED CONDENSED BALANCE SHEET

ASSETS

   Cash                                                       $   43,248     $   46,883
   Accounts Receivable                                            89,915         92,604
   Inventories                                                    22,111         22,511
   Other current assets                                           20,597         16,753
                                                              ----------     ----------
Total current assets                                          $  175,871     $  178,751
                                                              ----------     ----------
   Investments                                                   150,425        146,855
   Net property, plant, and equipment                            995,183        897,445
   Other assets                                                   20,603          4,262
                                                              ----------     ----------
TOTAL ASSETS                                                  $1,342,082     $1,227,313
                                                              ==========     ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
   Total current liabilities                                  $   70,735     $   72,899
   Total noncurrent liabilities                                  178,158        159,244
   Long-term debt                                                200,000        100,000
   Total Shareholders' Equity                                    893,189        895,170
                                                              ----------     ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $1,342,082     $1,227,313
                                                              ==========     ==========


                             HELMERICH & PAYNE, INC.
                             OPERATING STATISTICS(B)

                                                                 FIRST
                                        SECOND QUARTER          QUARTER
                                      2003          2002          2003
                                    --------      --------      --------
U.S. LAND

   Revenue Days                        5,357         3,985         5,015
   Average Rig Revenue Per Day      $ 11,433      $ 12,386      $ 11,316
   Average Rig Margin Per day       $  3,162      $  3,545      $  2,835
   Utilization                            80%           76%           79%

U.S. PLATFORM

   Revenue Days                          540           804           572
   Average Rig Revenue Per Day      $ 38,139      $ 30,624      $ 36,087
   Average Rig Margin Per Day       $ 20,234      $ 13,069      $ 18,658
   Utilization                            50%           89%           52%

INTERNATIONAL

   Revenue Days                        1,205         1,663           991
   Average Rig Revenue Per Day      $ 19,356      $ 21,777      $ 18,666
   Average Rig Margin Per Day       $  5,229      $  7,109      $  3,854
   Utilization                            41%           58%           33%

TOTAL CAPITAL EXPENDITURES          $ 68,548      $ 76,469      $ 69,255

(B) Operating statistics exclude the effects of labor contracts, and do not include reimbursements and "out-of-pocket" expenses (see Note A) in revenue per day and margin calculations.

                                       ###